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                                                                   EXHIBIT 10.29



                            OBSERVER RIGHTS AGREEMENT

     This Observer Rights Agreement by and among Sycamore Venture Capital Group ("Sycamore"), Primus Capital Fund IV Limited Partnership, a limited partnership organized under the laws of Delaware (the "Primus IV Fund"), Primus Executive Fund Limited Partnership, a limited partnership organized under the laws of Delaware (the "Primus Executive Fund") (the Primus IV Fund and the Primus Executive Fund being hereinafter referred to collectively as the "Primus Funds") and iName, Inc. (the "Company"), shall be effective upon the closing (the "Primus Closing") under that certain Class C Preferred Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of July 31, 1998 between iName, Inc. and certain Purchasers (as defined therein) contemplated by that certain Accession Agreement (the "Accession Agreement") among the Company and the investors signatory thereto dated August 31, 1998. Capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed to such terms in the Waiver, Consent and Amendment to the Class A Preferred Stock Purchase Agreement dated May 27, 1997, the Purchase and Sale Agreement dated December 17, 1997, the Purchase and Sale Agreement dated January 5, 1998, between the Company and the persons identified therein, and Investors' Rights Agreement between the Company and the persons identified therein (the "Investors' Rights Agreement").

     WHEREAS, the Company has granted to Sycamore the right (the "Observer Right") to designate one observer to the board to attend all meetings of the Board of Directors of the Company in a nonvoting observer capacity pursuant to section 5.2 of the Investors' Rights Agreement;

     WHEREAS, the Primus Funds shall purchase Shares and Warrants and become parties to the Investors' Rights Agreement upon the Primus Closing; and

     WHEREAS, the Primus Funds desire to have the right to appoint one observer to the board to attend all meetings of the Board of Directors of the Company in a nonvoting observer capacity, and Sycamore desires to grant to the Primus Funds the right to utilize its Observer Right, subject to the terms set forth herein;

     NOW, THEREFORE, in consideration of the mutual promises set forth herein, in the Stock Purchase Agreement and in the Accession Agreement and other good and valuable consideration, the receipt of which is hereby acknowledged, Sycamore and the Primus Funds agree to the following:

     For so long as Sycamore shall enjoy its Observer Right under the Investors' Rights Agreement Sycamore shall appoint as the observer to the board pursuant to the Observer Right a person (the "Observer") designated by the Primus Funds, provided that Sycamore shall at all times, in its sole discretion, for any reason or no reason, have the right to remove such person as Observer and appoint its own designee as Observer. The terms and conditions of such



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appointment and the rights and obligations of such Observer shall be as set forth in the Investors' Rights Agreement.

     In the event that Sycamore shall remove the Observer designated by the Primus Funds pursuant to the previous paragraph, the Company shall grant to the Primus Funds the right to appoint one observer (the "Primus Observer") to the board to attend all meetings of the Board of Directors of the Company in a nonvoting observer capacity. The rights and obligations of the Primus Observer shall be the same as those set forth with respect to the Observer in the Investors' Rights Agreement.


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     IN WITNESS WHEREOF, the parties hereto have executed this Observer Rights
Agreement as of August 31, 1998.


SYCAMORE VENTURE CAPITAL GROUP



By: /s/ John R. Whitman
   -----------------------------------------------
Name:  John R. Whitman
Title: Managing Partner

iNAME, INC.



By: /s/ Gary Millin
   -----------------------------------------------
Name:  Gary Millin
Title: President


PRIMUS CAPITAL FUND IV LIMITED PARTNERSHIP

By:      Primus Venture Partners IV Limited Partnership, its
         general partner

By:      Primus Venture Partners IV, Inc., its general partner


By: /s/ William C. Mulligan
   -----------------------------------------------

Name:  William C. Mulligan
Title: Executive Vice President


PRIMUS EXECUTIVE FUND LIMITED PARTNERSHIP

By:      Primus Venture Partners IV Limited Partnership, its
         general partner

By:      Primus Venture Partners IV, Inc., its general partner


By: /s/ William C. Mulligan
   -----------------------------------------------

Name:  William C. Mulligan
Title: Executive Vice President